SECOND MODIFICATION AGREEMENT

                  This SECOND MODIFICATION AGREEMENT (this "Agreement") made as of April 30, 1999 by and between Guy Gannett Communications, a Maine corporation (the "Company"), and Sinclair Communications, Inc., a Maryland corporation (together with its successors and permitted assigns, "Purchaser") to modify the Purchase Agreement dated as of September 4, 1998 by and between the Company and Purchaser, as amended by the Amendment thereto dated as of March 16, 1999 and modified by the Modification Agreement dated as of April 12, 1999 (as so amended and modified, the "Purchase Agreement").

                              W I T N E S S E T H :

                  WHEREAS, the Company and Purchaser are parties to the Purchase Agreement, pursuant to which the Company has agreed to sell to Purchaser the assets and business of the Company's broadcast television business, including all business, operations and activities of, among other broadcast television stations, Station WOKR-TV, Rochester, New York (the "Ackerley Station") and Stations KGAN-TV, Cedar Rapids, Iowa, WICD-TV, Champaign, Illinois, and WICS-TV, Springfield, Illinois (such three stations, collectively, the "STC Stations"), and Purchaser has agreed to purchase such assets and business and to assume certain liabilities related to or arising from or in connection with such assets or business;

                  WHEREAS, as permitted by the Purchase Agreement and in accordance with that certain Purchase Agreement dated as of September 25, 1998 by and between Purchaser and The Ackerley Group, Inc., as amended by the Amendment thereto dated April 12, 1999, the closing of the purchase and sale of the assets and business of the Ackerley Station, and the assumption of certain liabilities related to or arising from or in connection therewith (the "First Closing") occurred on April 12, 1999;

                  WHEREAS, Purchaser has also entered into that certain Purchase
Agreement dated as of March 16, 1999 (the "STC Agreement") with STC Broadcasting, Inc. ("STC"), pursuant to which Purchaser has agreed to transfer to STC certain assets and business of the STC Stations, and STC has agreed to acquire such assets and business and to assume certain liabilities related to or arising from or in connection therewith;

                  WHEREAS, pursuant to the Purchase Agreement, the closing of the purchase and sale of the assets and business of the Company's broadcast television stations other than the Ackerley Station, and the assumption of certain liabilities related to or arising from or in connection therewith (the "Second Closing") is to occur on April 30, 1999;

                  WHEREAS, all conditions to the Second Closing under the Purchase Agreement have been satisfied or waived as of the date hereof, but all conditions to Purchaser's closing with STC under the STC Agreement have not yet been satisfied or waived as a result of the extension of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated by the STC Agreement; and

                  WHEREAS, as an accommodation to Purchaser to permit the resolution of the antitrust issues arising in connection with the transactions contemplated by the STC Agreement or to permit Purchaser to secure one or more alternative sources of financing necessary to effect the closing of the purchase and sale of the assets and business of the STC Stations, and the assumption of certain liabilities related to or arising from or in connection therewith, the Company and Purchaser desire to modify the Purchase Agreement in certain respects to permit at


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

least one separate, subsequent closing to be effected with respect to the transactions contemplated by the Purchase Agreement regarding the STC Stations;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

                  Section 1. Closings. There shall be two separate closings of the transactions contemplated by the Purchase Agreement to occur at the Second Closing. The first such closing (the "Principal Closing") of the transactions contemplated by the Purchase Agreement other than those in respect of the Ackerley Station (the closing of which occurred on April 12, 1999) or in respect of the STC Stations (the closing or closings of which are being deferred under this Agreement) shall take place at 10:00 a.m., New York City time, on April 30, 1999 (such time and date being referred to herein as the "Principal Closing Date"). The closing (the "Deferred Closing") of the transactions contemplated by the Purchase Agreement in respect of the STC Stations shall take place at 10:00 a.m., New York City time, on a date to be agreed upon by the parties hereto (such time and date being referred to herein as the "Deferred Closing Date"); provided, however, that the Deferred Closing Date shall not occur later than July 30, 1999 (or, if the parties hereto request FCC consent to extend its initial 90-day consummation period and the FCC has denied such request in writing, the Deferred Closing Date shall occur not later than July 5, 1999) (July 30, 1999 or July 5, 1999, as the case may be, being the "Outside Closing Date"). At the Principal Closing, the Company will convey, assign, transfer and deliver all of the Company's right, title and interest in and to all of the Assets and Business other than (i) the Assets and Business that were conveyed, assigned, transferred or delivered in connection with the First Closing (the "Ackerley Assets" and the "Ackerley Business," respectively) and (ii) the Assets owned or leased by, or licensed to or used or useful by, the Company exclusively in


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

connection with the STC Stations (the "STC Assets") and the business, operations and activities of the STC Stations (the "STC Business"), and Purchaser shall assume and agree to perform and fully discharge when due all of the Assumed Liabilities related to arising from or in connection with the Assets or the Business other than the Ackerley Assets, the Ackerley Business, the STC Assets or the STC Business. At the Deferred Closing, the Company will sell, convey, assign, transfer and deliver to Purchaser or STC, as the case may be pursuant to
Section 8(b) hereof, all of the STC Assets and the STC Business, and Purchaser shall assume and agree to perform and fully discharge when due all of the Assumed Liabilities related to arising from or in connection with the STC Assets or the STC Business (the "STC Assumed Liabilities").

                  Section 2. Certain Payments. With respect to Business Employees of Stations other than the Ackerley Station and the STC Stations, the reimbursement of payments to be made pursuant to Section 5.8 of the Purchase Agreement shall apply only to Business Employees whose employment is terminated on or prior to 90 days after the Principal Closing Date. For the avoidance of doubt, it is agreed that any such payment will be subject to the terms and conditions of Section 5.8 (including, without limitation, the proviso to such Section). With respect to Business Employees of the STC Stations, Section 5.8 of the Purchase Agreement shall apply to Business Employees whose employment is terminated on or prior to 90 days after the Deferred Closing Date.

                  Section 3. Bills of Sale, Assignments and Assumption Agreements. (a) Notwithstanding provisions in the Purchase Agreement to the contrary, at the Principal Closing bills of sale, assignments and assumption agreements substantially in the forms set forth in Exhibit A hereto conveying the Assets (with the exception of (i) the Ackerley Assets, (ii) the STC Assets,
(iii) the FCC Licenses related to Stations other than the Ackerley Station and the


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

STC Stations, which shall be conveyed to WGGB Licensee, LLC, WGME Licensee, LLC or WTWC Licensee, LLC, as applicable, and (iv) the collective bargaining agreements described in Section 3.10.6 of the Disclosure Schedule and the employee benefit plans described in Section 3.14.3 of the Disclosure Schedule, in each case other than such agreements and plans relating to Stations other than the Ackerley Station and the STC Stations, which non-Ackerley Station and non-STC Stations related agreements and plans shall be conveyed to Sinclair Acquisition IV, Inc.) shall be delivered directly to Sinclair Acquisition IV, Inc. In addition, notwithstanding provisions of the Purchase Agreement to the contrary, at the Principal Closing an assumption agreement substantially in the form of Exhibit B hereto and providing for assumption by Purchaser of the Assumed Liabilities other than the Ackerley Assumed Liabilities and the STC Assumed Liabilities shall be executed and delivered by Purchaser to the Company. In addition, as an accommodation to Purchaser, the Company agrees that, subject to the immediately succeeding sentence, at the request of Purchaser at the Deferred Closing, (i) notwithstanding the provisions in the Purchase Agreement to the contrary, an assignment of assets substantially in the form of Exhibit C hereto (or, if such sale and assignment is to be made to Sinclair Acquisition IV, Inc. pursuant to Section 8(b) hereof instead of directly to STC, a bill of sale, assignment and assumption agreement substantially in the forms set forth in Exhibit A hereto) conveying the Assets relating to the STC Stations (with the exception of (x) the FCC Licenses, which shall be conveyed to WICD Licensee, LLC, WICS Licensee, LLC and KGAN Licensee, LLC, as applicable, and (y) the other License Assets (as defined in the STC Agreement) if such sale and assignment is to be made to STC, the collective bargaining agreements described in Section
3.10.6 of the Disclosure Schedule relating to the STC Stations and the employee benefit plans described in Section 3.14.3 of the Disclosure Schedule relating to the STC Stations, each of which shall be conveyed to Sinclair Acquisition IV, Inc.), shall be delivered to Purchaser or directly to STC, as the case may be pursuant to Section 8(b) hereof, (ii) if the foregoing sale and assignment is being made to STC, Purchaser and the Company shall execute and deliver a bill of sale, assignment and assumption agreement substantially in the form of Exhibit D hereto conveying the License Assets (other than the FCC Licenses, which shall be conveyed to WICD Licensee, LLC, WICS Licensee, LLC and KGAN Licensee, LLC, as applicable) to Sinclair Acquisition IV, Inc. and (iii) notwithstanding the provisions of the Purchase Agreement to the contrary, Purchaser and the Company shall execute and deliver an assumption agreement substantially in the form of Exhibit E hereto and providing for the assumption by Purchaser of the STC Assumed Liabilities. Anything in the immediately succeeding sentence to the contrary notwithstanding, the Company's obligation to take the actions contemplated by the immediately preceding sentence are conditioned on the following actions taking place at the Deferred Closing (it being understood that, if such conditions are not satisfied all STC Assets and the STC Business will be transferred directly to Sinclair Acquisition IV, Inc.): (a) Purchaser, STC and the Company executing and delivering to the Company a letter agreement substantially in the form of Exhibit F hereto and (b) Purchaser executing and delivering an indemnity agreement substantially in the form of Exhibit G hereto.

                  Section 4. Allocation of Purchase Price; Further Adjustments to Purchase Price. (a) As previously agreed by the parties hereto, the purchase price for the STC Assets and the STC Business shall be the aggregate amount of
(x) $81,000,000 of the $310,000,000 specified in Section 2.1(a) of the Purchase Agreement as a portion of the Purchase Price plus (if greater than or equal to zero) or minus (if less than zero), as the case may be, (y) the amount of the Net Financial Assets based on the STC Assets and STC Assumed Liabilities as of 11:59

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


p.m., New York City time, on the day immediately preceding the Principal Closing Date, subject to adjustment pursuant to Sections 4(g) and 4(h) hereof, and further subject to adjustment pursuant to Section 2.2 of the Purchase Agreement (with the amount described in clause (y) being referred to as the "STC Net Financial Assets" and the aggregate amount described in clause (x) and (y) collectively the "STC Purchase Price").

                  (b) At the Principal Closing, the amounts to be delivered by Purchaser pursuant to Section 2.1(c) of the Purchase Agreement shall be the full Purchase Price under the Purchase Agreement minus the amounts delivered at the First Closing to the Company, the Security Escrow Agent and the Adjustment Escrow Agent pursuant to the Purchase Agreement and the amounts to be delivered to the Company, the Security Escrow Agent and the Adjustment Escrow Agent at the Deferred Closing pursuant to this Agreement (such portion of the Purchase Price being the "Principal Purchase Price"). The amount of the Net Financial Assets relating to the Stations other than the Ackerley Station and the STC Stations shall be separately calculated and shall also be determined as of 11:59 p.m., New York City time, on the day immediately preceding the Principal Closing Date (the "Principal Net Financial Assets"). For the avoidance of doubt, the Purchase Price payable at the Principal Closing shall be subject to the Proposed Earnings Adjustment in respect of 1998 BCF, which results in an increase to the Purchase Price of $7,000,000, subject in all respects to the procedures set forth in
Section 2.2 of the Purchase Agreement.

                  (c) On or before the Principal Closing, the Company shall deliver to Purchaser (i) a statement setting forth the amount estimated in good faith by the Company to be the amount of the Principal Net Financial Assets as of the Principal Closing Date (the "Estimated Principal Net


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

Financial Assets") and (ii) a notice designating the account or accounts to which the payment to or on behalf of the Company pursuant to Section 4(b) hereof is to be made.

                  (d) At the Principal Closing, (i) $2,684,000 (the "Principal Closing Security Escrow") of the Principal Purchase Price shall be delivered to the Security Escrow Agent by wire transfer in immediately available funds pursuant to the Security Escrow Agreement , as such agreement shall be modified in accordance with this Agreement, (ii) $8,006,500 (the "Principal Closing Adjustment Escrow") of the Principal Purchase Price shall be delivered to the Adjustment Escrow Agent by wire transfer in immediately available funds pursuant to the Adjustment Escrow Agreement , as such agreement shall be modified in accordance with this Agreement, and (iii) the sum of $100,309,500 plus or minus, as the case may be, the Estimated Principal Net Financial Assets shall be paid by wire transfer in immediately available funds to the account or accounts designated by the Company in accordance with Section 4(c) hereof.

                  (e) On or before the Deferred Closing, the Company shall deliver to Purchaser (i) a statement setting forth the amount estimated in good faith by the Company to be the amount of the STC Net Financial Assets as of 11:59 p.m., New York City time, on the day immediately preceding the Deferred Closing Date (the "Estimated STC Net Financial Assets") and (ii) a notice designating the account or accounts to which the payment to or on behalf of the Company pursuant to Section 4(a) hereof is to be made.

                  (f) At the Deferred Closing, (i) $2,090,400 (the "Deferred Closing Security Escrow") of the STC Purchase Price shall be delivered to the Security Escrow Agent by wire transfer in immediately available funds pursuant to the Security Escrow Agreement, as such agreement shall be modified in accordance with this Agreement, (ii) $783,900 (the "Deferred Closing Adjustment Escrow") of the STC Purchase Price shall be delivered to the Adjustment

Escrow Agent by wire transfer in immediately available funds pursuant to the Adjustment Escrow Agreement, as such agreement shall be modified in accordance with this Agreement, and (iii) the sum of $78,125,700 plus or minus, as the case may be, the Estimated STC Net Financial Assets plus or minus, as the case may be, the estimated adjustment to the STC Purchase Price pursuant to Section 4(g) hereof and plus the adjustment to the STC Purchase Price, if any, pursuant to
Section 4(h) hereof shall be paid by wire transfer in immediately available funds to the account or accounts designated by the Company in accordance with
Section 4(e) hereof. If an Early KGAN-TV Closing shall occur, the parties hereby agree that $20,000,000 of the $81,000,000 specified in clause (x) of Section 4(a) hereof as part of the STC Purchase Price and the appropriate proportions of the STC Net Financial Assets and of the adjustments to the STC Purchase Price pursuant to Sections 4(g) and 4(h) hereof shall be allocated as the purchase price relating to the Early KGAN-TV Closing.

                  (g) Notwithstanding anything in the Purchase Agreement to the contrary, the STC Purchase Price shall be decreased (if such net cash flow is greater than or equal to zero) or increased (if such net cash flow is less than zero), as the case may be, by the Net Cash Flow (as hereinafter defined) of the STC Stations for the period from and including April 30, 1999 through, but not including, the Deferred Closing Date, subject to adjustment as provided below. For purposes of this Section 4(g), "Net Cash Flow" means (i) the earnings before interest, income taxes, depreciation and amortization of the STC Stations for the relevant period, calculated in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for year ended, December 27, 1997 referred to in Section 3.5 of the Purchase Agreement, in each case after adding back corporate overhead expense (to the extent otherwise deducted in computing earnings) and film and program expenses and subtracting actual cash payments on film and program contracts either made or due but not yet made (in each case adjusted to include one month's payment for each month in which any such payment is due) less (ii) all capital expenditures paid in respect of the STC Stations during the relevant period. The Company shall include the amount estimated in good faith by the Company to be the amount of the adjustment to the STC Purchase Price under this Section 4(g) in the statement delivered to Purchaser on or before five Business Days prior to the Deferred Closing pursuant to Section 2.1(b) (as modified by this Agreement) of the Purchase Agreement and such adjustment shall be subject to the procedures set forth in Section 2.2 of the Purchase Agreement; provided, however, that, whether or not the parties agree to submit the referenced statement relating to the Deferred Closing to certification or review by independent accountants (other than the submission of such statement for resolution by an independent accounting firm, the fees and expense of which the Company and Purchaser have agreed to bear equally) (in each case which would otherwise be required under the provisions of Section 2.2 of the Purchase Agreement), the Company shall not be obligated to pay any fees and expenses in connection with any certification or review relating to the determination of the STC Net Financial Assets.

                  (h) Notwithstanding anything in the Purchase Agreement to the contrary, the STC Purchase Price shall be increased by the aggregate of (i) an amount equal to $22,191.78 for each day from and including April 30, 1999 through, but not including, May 30, 1999 that the Deferred Closing shall not have yet occurred and (ii) an amount equal to $26,630.14 for each day from and including May 30, 1999 through and including the Outside Closing Date that the Deferred Closing shall not have occurred; provided, however, if Purchaser shall have elected pursuant to Section 12 hereof to have an Early KGAN-TV Closing (as defined in Section 12(a) hereof) take place, the per diem amounts set forth in clauses (i) and (ii) above shall be reduced, beginning as of the date of the Early KGAN-TV Closing (the "Early KGAN-TV Closing Date"), to (x) $16,712.33 for each day, if any, from and including the Early KGAN-TV Closing Date through, but not including, May 30, 1999 that the Final Closing (as defined in Section 12(a) hereof) shall not have yet occurred and (y) $20,054.79 for each day from and including the later of May 30, 1999 and the Early KGAN-TV Closing Date through and including the Outside Closing Date that the Final Closing shall not have occurred.

                  Section 5. Adjustment Escrow Agreement. The form of Adjustment Escrow Agreement shall be modified to the reasonable satisfaction of the Company, Purchaser and the Adjustment Escrow Agent to permit (i) separate deliveries to be made in respect of the Principal Closing and the Deferred Closing, and (ii) payment to the Company of the aggregate of the Principal Closing Adjustment Escrow and the Deferred Closing Adjustment Escrow, less any amounts due to Purchaser in respect of the Principal Net Financial Assets or the STC Net Financial Assets, as the case may be, pursuant to the terms of Section 2.1(c) of the Purchase Agreement, as modified hereby.

                  Section 6.  Security  Escrow  Agreement.  The form of Security
Escrow Agreement shall be modified to the reasonable satisfaction of the Company, Purchaser and the Security Escrow Agent to permit (i) separate deliveries to be made in respect of the Principal Closing and the Deferred Closing, and (ii) payment to the Company of the aggregate of the Principal Closing Security Escrow and the Deferred Closing Security Escrow, less any amounts of Claims and Damages in respect of Stations other than the Ackerley Station on the one year anniversary of the Principal Closing Date.

                  Section 7. Net Financial Asset Adjustment. The Remaining Net Financial Assets shall be comprised of (i) the Principal Net Financial Assets and (ii) the STC Net Financial

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


Assets. The calculation and release of the Principal Adjustment Escrow Account shall be made pursuant to the procedure set forth in Section 2.2 of the Purchase Agreement (treating the Principal Closing Date as the "Closing Date" for purposes of such Section 2.2) and the calculation and release of the Deferred Adjustment Escrow Account shall be made pursuant to the procedure set forth in
Section 2.2 of the Purchase Agreement (treating the Deferred Closing Date as the "Closing Date" for purposes of such Section 2.2); provided that if the Deferred Closing does not occur, only the Principal Net Financial Assets shall be determined, but otherwise in accordance with the terms of Section 2.2 of the Purchase Agreement (treating as the "Closing Date" for purposes of such Section
2.2 the Principal Closing Date when determining the Principal Net Financial Assets).

                  Section 8. Closing Conditions. (a) Purchaser and the Company each hereby acknowledges and agrees that all conditions to Closing set forth in Articles 6 and 7 of the Purchase Agreement have been satisfied or waived as of the date hereof for all purposes under the Purchase Agreement.

                  (b)  Purchaser  and the Company each hereby  acknowledges  and agrees that following the Principal Closing the obligation of the Company to sell, convey, assign, transfer and deliver directly to STC (or, if the closing of all of the transactions contemplated by the STC Agreement has not occurred on or prior to the Outside Closing Date, to Purchaser or, other than with respect to the FCC Licenses which shall be assigned to the Person designated in the FCC Consent, one or more wholly owned subsidiaries of Purchaser) the STC Assets and the obligation of Purchaser to pay the STC Purchase Price in accordance with
Section 4 hereof and to assume the STC Assumed Liabilities, in each case not later than the Outside Closing Date, shall each be irrevocable and unconditional; provided that the Company shall not be obligated to sell, convey, assign, transfer or deliver to Purchaser or directly to STC, as the case may be, any of the STC Assets if Purchaser shall not have paid the STC Purchase Price in accordance with Section 4 hereof and assumed the STC Assumed Liabilities. For the avoidance of doubt, neither Purchaser nor the Company shall be relieved of its obligation under this Section 8(b) even if any condition to Closing set forth in Articles 6 or 7 of the Purchase Agreement would have ceased to have been satisfied following the Principal Closing if any such condition were to be considered in respect of the Deferred Closing.

                  Section  9.  Certificate.   Purchaser  acknowledges  that  the
Company has delivered to Purchaser a certificate, dated as of the Principal Closing Date, executed on behalf of the Company by its duly authorized officers or representatives to the effect of Sections 6.1 and 6.2 of the Purchase Agreement with respect all Stations other than the Ackerley Station. For the avoidance of doubt, as previously agreed by the parties hereto, materiality (or "Material Adverse Effect") for purposes of such certificate and all other purposes under the Purchase Agreement has been, and shall be, determined on the basis of all Stations taken as a whole, including the Ackerley Station and the STC Stations; provided, however, that in determining materiality or Material Adverse Effect, any circumstance, change in, or effect relating to, the Ackerley Station after the First Closing Date has not been, and shall not be, taken into consideration.

                  Section 10. Indemnification; Survival. The representations and warranties of the Company contained in the Purchase Agreement or in any certificate or special warranty deed delivered pursuant thereto and any and all covenants and agreements therein with respect to the Ackerley Station, the Ackerley Assets or the Ackerley Assumed Liabilities (other than those covenants and agreements required by the Purchase Agreement to be performed after the First Closing) shall expire with, and be terminated and extinguished upon, the one year anniversary of the First Closing Date. Except as provided in the immediately proceeding sentence, all representations and warranties of the Company or Purchaser contained in the Purchase Agreement or in any certificate or special warranty deed pursuant thereto and any and all covenants and agreements in the Purchase Agreement shall expire in accordance with the terms of the Purchase Agreement (treating the Principal Closing Date as "the Closing Date"). For purposes of
Section 8.1 and 8.2 of the Purchase Agreement, the term "Closing Date" shall be deemed to refer to (x) the First Closing Date in respect of the Ackerley Station, the Ackerley Assets and the Ackerley Assumed Liabilities, (y) the Principal Closing Date in respect of the Stations (other than the Ackerley Station and the STC Stations), Assets (other than the Ackerley Assets and the STC Assets) and Assumed Liabilities (other than the Ackerley Assumed Liabilities and the STC Assumed Liabilities) and (z) the date of the Final Closing (the "Final Closing Date") in respect of the STC Stations, the STC Assets and the STC Assumed Liabilities. Following the Principal Closing, all pre-Closing covenants and agreements in Article 5 of the Purchase Agreement shall no longer apply to any Station other than the STC Stations.

                  Section 11. Termination Rights. (a) Neither the Company nor Purchaser shall have any right to terminate the Purchase Agreement; provided, however, that if the Deferred Closing shall not have occurred on or before the Outside Closing Date, the Company may terminate its obligations with respect to the Deferred Closing and be entitled to abandon the Deferred Closing in accordance with the procedures set forth in Section 10.1 of the Purchase Agreement relating to termination of the Purchase Agreement. If the Company abandons the Deferred Closing in accordance with this Section 11 then the obligations of the Company to effect the Deferred Closing shall terminate, all representations, warranties, convents, agreements, liabilities and obligations of the Company under the Purchase Agreement shall thereupon become void and of no further effect whatsoever to the extent such representations, warranties, covenants, agreements, liabilities and obligations relate to the STC Stations, the STC Assets, the STC Assumed Liabilities or the Deferred Closing, except (i) to the extent of the Company's liability for willful material breaches of the Purchase Agreement prior to the time of such abandonment, (ii) as set forth in Section 5.4 of the Purchase Agreement, (iii) the obligations of the Company for its own expenses incurred in connection with the transactions contemplated by the Purchase Agreement and this Agreement as provided therein and modified hereby and (iv) if an Early KGAN-TV Closing shall have occurred, to the extent such representations, warranties, covenants, agreements, liabilities and obligations relate to Station KGAN-TV, the STC Assets acquired, or the STC Assumed Liabilities assumed, in connection with the Early KGAN-TV Closing, or the Early KGAN-TV Closing. For the avoidance of doubt, the representations, warranties, convents, agreements, liabilities and obligations of the Company under the Purchase Agreement relating to Station WOKR-TV, Station WGGB-TV, Station WGME-TV and WTWC- TV, the assets acquired, or the Assumed Liabilities assumed, in connection with the First Closing and the Principal Closing, and the First Closing and the Principal Closing shall not be affected by any abandonment pursuant to this Section 11(a), but shall expire, and be terminated and extinguished, at the time provided in the Purchase Agreement with respect thereto.

                  (b) If the Deferred Closing shall not have occurred by July 1, 1999 (if an Early KGAN-TV Closing has not occurred as permitted by Section 12 hereof) or the Outside Closing Date (if an Early KGAN-TV Closing has occurred on or before July 1, 1999), other than as a result of a material breach by the Company of its obligation under Section 8(b) hereof to effect the Deferred Closing as described therein, Purchaser shall pay the Company, as liquidated damages, the aggregate of (i) 15% of the STC Purchase Price (or, if an Early KGAN-TV Closing has occurred, that portion of the STC Purchase Price not paid in connection with the Early KGAN-TV Closing) calculated as if the Deferred Closing were to have occurred on the Outside Closing Date (which amount represents the parties' best estimate of the costs and expenses (including, without limitation, attorney's, accountant's and other professionals' fees) of the Company related to the negotiation and execution of this Agreement and the separate Deferred Closing, which costs and amounts the parties acknowledge and agree would be otherwise difficult to determine) and (ii) the amount of the excess, if any, of the STC Purchase Price (or, if an Early KGAN-TV Closing has occurred, that portion of the STC Purchase Price not paid in connection with the Early KGAN-TV Closing), calculated as if the Deferred Closing were to have occurred on the Outside Closing Date, over the purchase price received by the Company in respect of a sale or sales of STC Assets and STC Business to one or more third parties on substantially the same terms as those in the Purchase Agreement with respect to post-closing liabilities and obligations of the seller (each, an "Alternative Sale") (which amount the parties acknowledge and agree is not capable of estimation as of the date hereof). The Company shall undertake the negotiations relating to an agreement with respect to any Alternative Sale in good faith so as to mitigate to the extent reasonably practicable any damages under clause
(ii) of the immediately preceding sentence; provided, however, that any breach by the Company shall not void Purchaser's obligation to pay an amount under such clause (ii), but, in the case of such breach, Purchaser's liability thereunder shall be limited to the excess, if any, of the STC Purchase Price (or the applicable portion of the STC Purchase Price, as the case may be) over the purchase price that would reasonably have been received by the Company in respect of one or more Alternative Sales if the Company were not to have so breached its obligation under this sentence.

The foregoing aggregate payment is intended by the parties to be liquidated damages and not a penalty.

                  Section 12. Additional Separate Closing. (a) If Purchaser so elects, the closing of the transactions contemplated by the Purchase Agreement and this Agreement in respect of Station KGAN-TV (the "Early KGAN-TV Closing") may take place on a date separate and earlier than the closing of the transactions contemplated by the Purchase Agreement and this Agreement in respect of Station WICD-TV and Station WICS-TV (the "Final Closing"), and if Purchaser so elects, the parties hereto agree to make all appropriate changes to this Agreement, and interpretations of the Purchase Agreement, necessary to reflect such earlier closing; provided, however, that the parties hereby agree that, if an Early KGAN-TV Closing were to occur, the references to "Deferred Closing" or "Deferred Closing Date" in the proviso to the third sentence of
Section 1 hereof and in Section 11 hereof shall refer to the Final Closing.

                  (b) If Purchaser elects to have an Early KGAN-TV Closing take, then, notwithstanding the provisions of Section 10.3 of the Purchase Agreement or any other amounts required to be paid under the Purchase Agreement or this Agreement, Purchaser shall, not later than the Early KGAN-TV Closing Date, reimburse the Company for its reasonable costs and expenses (including, without limitation, attorney's, accountants and other professionals' fees and expenses) incurred in connection with effecting the Early KGAN-TV Closing. For the avoidance of doubt, Purchaser shall not be obligated hereunder to reimburse the Company for any costs and expenses incurred in connection with the Final Closing, except to the extent provided in Section 11(b) hereof if the Final Closing shall not have occurred on or before the Outside Closing Date.

                  Section 13. Additional Agreements. (a) Purchaser agrees to use its best efforts to (i) assist STC in resolving the antitrust issues arising, whether on the date hereof or at time on or before the Deferred Closing, in connection with the transactions contemplated by the STC Agreement and (ii) secure one or more alternative sources of financing, in each case such that the Deferred Closing (whether the STC Assets are to be conveyed directly to STC or to Purchaser, as the case may be under
Section 8(b) hereof) shall occur not later than the Outside Closing Date.

                  (b) Notwithstanding the foregoing Section 13(a), the Deferred Closing shall take place as soon as practicable following the satisfaction of the condition set forth in Sections 6.4(a) and 7.4(a) of the STC Agreement, but in no event later than ten days following the date on which such condition has been satisfied.

                  (c) Notwithstanding the provisions of Section 10.3 of the Purchase Agreement or any other amounts required to be paid under the Purchase Agreement or this Agreement, Purchaser shall, not later than the earlier of the Deferred Closing and the Outside Closing Date, pay to the Company in cash an aggregate amount equal to $115,000 for each calendar month, and/or a pro-rated portion thereof for the part of a calendar month (if any), during the period from, but not including, May 31, 1999 through and including the Deferred Closing Date, which amount is intended to reimburse the Company for its costs and expenses incurred to maintain the Corporate Office (including, without limitation, the retention of Corporate Office Employees) during such period.

                  (d) The parties hereby agree to each use their reasonable efforts, to cooperate fully with each other and STC, and otherwise to use their respective reasonable efforts to obtain the requisite clearances under the HSR Act with respect to the transactions contemplated by the STC Agreement in respect of the purchase and sale of the STC Stations.

                  (e) The parties hereby also agree to each use their reasonable efforts, to cooperate fully with each other, and otherwise to use their respective reasonable efforts to obtain FCC consent to extend its initial 90-day consummation period to the extent the Deferred Closing, the Early KGAN-TV Closing or the Final Closing, as the case may be, has not closed or is highly unlikely to close within the relevant period of time.

                  (f) For the avoidance of doubt, the covenants and agreements set forth in Sections 5.1, 5.3, 5.4 and 5.10 of the Purchase Agreement shall remain in full force and effect with respect to the business, operations and activities of the STC Stations until such time as the Deferred Closing shall have taken place (or, if Purchaser shall have elected pursuant to Section 12 hereof to have an Early KGAN-TV Closing take place, such covenants and agreements shall remain in full force and effect with respect to the business, operations and activities of all the STC Stations until such time as the Early KGAN-TV Closing shall have taken place and, following the Early KGAN-TV Closing, with respect to the business, operations and activities of Station WICD-TV and WICS-TV until the earlier of the Final Closing or the Outside Closing Date.

                  Section 14. Other Modifications to the Purchase Agreement. (a) With respect to the actions to be taken pursuant to Section 5.2(i) or Section 5.2(j) of the Purchase Agreement, the term "Business Employees" shall mean (i) Business Employees other than Business Employees of the Ackerley Station and the STC Stations in connection with the Principal Closing and (ii) Business Employees of the STC Stations in connection with the Deferred Closing.

                  (b)  With  respect  to the  actions  to be taken  pursuant  to
Section 5.2(k) of the Purchase Agreement, the terms "Closing" and "Closing Date" shall mean the earlier of (i) the Deferred Closing and the Deferred Closing Date, respectively, and (ii) the Outside Closing Date.

                  Section 15. No Third Party Rights. Nothing in this Agreement shall be deemed to provide any Person with any legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, the Purchase Agreement or any certificate or instrument delivered hereto or thereto, except to the extent previously provided in the Purchase Agreement with respect to certain wholly owned subsidiaries of Purchaser. For the avoidance of doubt, neither STC nor any of its affiliates will be considered an assignee of Purchaser for purposes of the Purchase Agreement (and will not have any of Purchaser's rights or remedies under the Purchase Agreement).

                  Section 16. References. All references to "this Agreement" in the Purchase Agreement shall mean the Purchase Agreement as modified hereby.

                  Section 17. Definitions. All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Purchase Agreement.

                  Section 18. Headings. The headings of the sections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection.

                  Section 19. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  Section 20. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 21. No Other Amendments or Modifications. This Agreement constitutes an amendment to the Purchase Agreement and in the event of any conflict between the terms of this Agreement and the Purchase Agreement the terms of this Agreement will govern. Except as expressly contemplated to be modified hereby, the terms and conditions of the Purchase Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       GUY GANNETT COMMUNICATIONS

                                       By: /s/ James Baker
                                           -------------------------------------
                                           Its Vice-President-Finance

                                       SINCLAIR COMMUNICATIONS, INC.

                                       By: /s/ David B. Amy
                                           -------------------------------------
                                           Name:  David B. Amy
                                           Title: Secretary

ACCEPTED AND AGREED
as of the date first above written:

WGME LICENSEE, LLC

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WTWC LICENSEE, LLC

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WICS LICENSEE, LLC

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WICD LICENSEE, LLC

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WGGB LICENSEE, LLC

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

KGAN LICENSEE, LLC

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WGME, INC.

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WTWC, INC.

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

SINCLAIR ACQUISITION IV, INC.

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary

WGGB, INC.

By: /s/ David B. Amy
    -----------------------------
    Name:  David B. Amy
    Title: Secretary